BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated October 13, 2022 to the

Statement of Additional Information (“SAI”) of the Fund,

dated November 26, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Agreements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Eric Hiatt, CFA, and Bradford Glessner, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eric Hiatt, CFA	8 $94.38 Billion	26 $164.7 Billion	38 $21.56 Billion	0 $0	0 $0	0 $0
Bradford Glessner, CFA	5 $9.68 Billion	16 $36.78 Billion	114 $54.70 Billion	0 $0	0 $0	0 $0

The first paragraph of the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Hiatt and Mr. Glessner is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Eric Hiatt, CFA	None
Bradford Glessner, CFA	None

Shareholders should retain this Supplement for future reference.

SAI-SO-1022SUP

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